FOR RELEASE ON: May 6, 2024

CONTACT:    Robert Barry, VP - Investor Relations
        608-361-7530
        robert.barry@regalrexnord.com

REGAL REXNORD REPORTS FIRST QUARTER 2024 FINANCIAL RESULTS

CLOSED ON SALE OF INDUSTRIAL SYSTEMS BUSINESS, COMPLETING PLANNED STRATEGIC PORTFOLIO TRANSFORMATION, WITH NET PROCEEDS TO BE USED FOR DEBT REDUCTION

ANNOUNCED UPDATED BUSINESS PURPOSE TO ALIGN WITH TRANSFORMED BUSINESS PORTFOLIO
We Create A Better Tomorrow With Sustainable Solutions That Power, Transmit & Control Motion

MILWAUKEE, WI - Regal Rexnord Corporation (NYSE: RRX)

1Q Highlights
•GAAP Diluted EPS Of $0.30, Adjusted Diluted EPS* Of $2.00
•Adjusted Free Cash Flow* Of $64.6 Million; On Track To Full Year Outlook Of $700 Million
•Paid Down $135.0 Million Of Gross Debt
•Sales Of $1,547.7 Million, Up 26.4% Versus PY, Down 7.5% On A Pro Forma Organic Basis
•GAAP Gross Margin Of 35.7%; Adjusted Gross Margin* Of 36.5% Versus PY Of 33.5% On A Pro Forma Basis*
•GAAP Net Income Of $20.4 Million Versus PY GAAP Net Loss Of $(5.5) Million
•Adjusted EBITDA* Of $317.4 Million Versus PY Of $327.1 Million On A Pro Forma Basis*
•Adjusted EBITDA Margin* Of 20.5%, Up 100 Basis Points Versus PY On A Pro Forma Basis*
•Synergies Of $26 Million; On Track To Deliver $90 Million In The Year

CEO Louis Pinkham commented, “The first quarter marked a strong start to the year for Regal Rexnord on several fronts. Our team delivered adjusted gross margins of 36.5% or 37.4% without Industrial Systems, well on our path to 40%, as well as 100 basis points of adjusted EBITDA margin expansion on a pro forma, year-over-year basis, with particularly solid performance in IPS. Cash flow was strong considering normal seasonality, keeping us firmly on track to meet our $700 million free cash flow goal for 2024. And we made steady progress on our many lean, 80/20 and new product development initiatives. We did confront further market headwinds in the quarter, particularly in our PES segment, but our IPS and AMC segments both saw improving order momentum as the quarter unfolded. While orders were down in the first quarter versus prior year, book-to-bill was positive for the first time in four quarters."

Mr. Pinkham continued, “As previously communicated, we also recently closed on selling the Industrial Systems business, concluding a series of highly intentional, strategic M&A transactions - Rexnord PMC, Altra, and Industrial Systems - that have created a much stronger portfolio for our future. Our go-forward portfolio is characterized by roughly 50% exposure to secular markets, higher RD&E investment and product vitality than at any point in our history, and gross margins that evidence a widened competitive moat. In short, we now have a more durable portfolio, servicing more durable markets, well-positioned to deliver faster and more profitable growth."

Mr. Pinkham concluded, “Looking ahead, we continue to remain cautiously optimistic that market headwinds confronting our PES segment and our factory automation business within AMC will abate in the second half of 2024. In the meantime, our team remains focused on executing our many value creation opportunities - M&A cost and growth synergies, free cash flow acceleration and debt reduction, and a robust pipeline of new product launches, to name just a few. With so many value creation levers before us, I remain extremely excited about Regal Rexnord's future.”

*Non-GAAP Financial Measurement, See Appendix for Reconciliation

Guidance

The Company is updating its annual guidance for 2024 GAAP Diluted Earnings per Share to a range of $3.97 to $4.77 and for Adjusted Diluted Earnings per Share to a range of $9.60 to $10.40. The change reflects impacts tied to closing the sale of the Industrial Systems business.

Segment Performance

Segment results versus the prior year are summarized below:

•Automation & Motion Control net sales were $400.2 million, an increase of 96.9%, or a decrease of 4.5% on a pro forma organic basis*. Results reflect the Altra acquisition plus strength in the medical, data center, and aerospace markets, net of continued weakness in the discreet factory automation and food & beverage end markets. Adjusted EBITDA margin was 22.5% of adjusted net sales*.

•Industrial Powertrain Solutions net sales were $643.4 million, an increase of 55.3%, or a decrease of 1.0% on a pro forma organic basis*. Results reflect the Altra acquisition, plus strength in general industrial and energy markets, net of weakness in the alternative energy, construction equipment, and agriculture markets. Adjusted EBITDA margin was 25.8% of adjusted net sales*.

•Power Efficiency Solutions net sales were $385.3 million, a decrease of 17.9%, or a decrease of 17.8% on an organic basis*. The decline primarily reflects continued weakness in North America residential HVAC markets, particularly in heating products. Adjusted EBITDA margin was 13.2% of adjusted net sales*.

•Industrial Systems net sales were $118.8 million, a decrease of 13.3%, or a decrease of 12.6% on an organic basis. Adjusted EBITDA margin was 8.6% of adjusted net sales*.

As previously disclosed, with the sale of the Industrial Systems business, effective May 1, 2024, the Company is comprised of three operating segments: Industrial Powertrain Solutions, Power Efficiency Solutions, and Automation & Motion Control.

Conference Call

Regal Rexnord will hold a conference call to discuss this earnings release at 9:00 AM CT (10:00 AM ET) on Tuesday, May 7, 2024. To listen to the live audio and view the presentation during the call, please visit Regal Rexnord’s Investor website: https://investors.regalrexnord.com. To listen by phone or to ask the presenters a question, dial 1.877.264.6786 (U.S. callers) or +1.412.317.5177 (international callers) and enter 2519845# when prompted.

A webcast replay will be available at the link above, and a telephone replay will be available at 1.877.344.7529 (U.S. callers) or +1.412.317.0088 (international callers), using a replay access code of 1762778#. Both replays will be accessible for three months after the earnings call.

About Regal Rexnord

Regal Rexnord’s 30,000 associates around the world help create a better tomorrow by providing sustainable solutions that power, transmit and control motion. The Company’s electric motors and air moving subsystems provide the power to create motion. A portfolio of highly engineered power transmission components and subsystems efficiently transmits motion to power industrial applications. The Company’s automation offering, comprised of controllers, drives, precision motors, and actuators, controls motion in applications ranging from factory automation to precision tools used in surgical applications.

The Company’s end markets benefit from meaningful secular demand tailwinds, and include factory automation, food & beverage, aerospace, medical, data center, warehouse, alternative energy, residential and commercial buildings, general industrial, construction, metals and mining, and agriculture.

Regal Rexnord is comprised of three operating segments: Industrial Powertrain Solutions, Power Efficiency Solutions, and Automation & Motion Control. Regal Rexnord is headquartered in Milwaukee, Wisconsin and has manufacturing, sales and service facilities worldwide. For more information, including a copy of our Sustainability Report, visit RegalRexnord.com.

*Non-GAAP Financial Measurement, See Appendix for Reconciliation

Forward Looking Statements

All statements in this communication, other than those relating to historical facts, are "forward-looking statements." Forward-looking statements can generally be identified by their use of terms such as “anticipate,” “believe,” “confident,” “estimate,” “expect,” “intend,” “plan,” “may,” “will,” “project,” “forecast,” “would,” “could,” “should,” and similar expressions, including references to assumptions. Forward-looking statements are not guarantees of future performance and are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from such statements. Forward-looking statements include, but are not limited to, statements about future strategic plans and future financial and operating results. Important factors that could cause actual results to differ materially from those presented or implied in the forward-looking statements in this communication include, without limitation: the possibility that the Company may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the sale of the Industrial Motors and Generators businesses, the acquisition of Altra Industrial Motion Corp. ("Altra Transaction"), and the merger with the Rexnord Process & Motion Control business (the “Rexnord PMC business”) within the expected time-frames or at all and to successfully integrate Altra Industrial Motion Corp. ("Altra") and the Rexnord PMC business; the Company's substantial indebtedness as a result of the Altra Transaction and the effects of such indebtedness on the Company's financial flexibility; the Company's ability to achieve its objectives on reducing its indebtedness on the desired timeline; dependence on key suppliers and the potential effects of supply disruptions; fluctuations in commodity prices and raw material costs; any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects; unanticipated operating costs, customer loss and business disruption; the Company's ability to retain key executives and employees; uncertainties regarding the ability to execute restructuring plans within expected costs and timing; challenges to the tax treatment that was elected with respect to the merger with the Rexnord PMC business and related transactions; actions taken by competitors and their ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and power transmission industries; the ability to develop new products based on technological innovation, such as the Internet of Things and artificial intelligence, and marketplace acceptance of new and existing products; dependence on significant customers and distributors; risks associated with climate change and uncertainty regarding our ability to deliver on our climate commitments and/or to meet related investor, customer and other third party expectations relating to our sustainability efforts; risks associated with global manufacturing, including risks associated with public health crises and political, societal or economic instability, including instability caused by ongoing geopolitical conflicts; issues and costs arising from the integration of acquired companies and businesses and the timing and impact of purchase accounting adjustments; prolonged declines in one or more markets; economic changes in global markets, such as reduced demand for products, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that the Company cannot control; product liability, asbestos and other litigation, or claims by end users, government agencies or others that products or customers’ applications failed to perform as anticipated; unanticipated liabilities of acquired businesses; unanticipated adverse effects or liabilities from business exits or divestitures; the Company's ability to identify and execute on future M&A opportunities, including significant M&A transactions; the impact of any such M&A transactions on the Company's results, operations and financial condition, including the impact from costs to execute and finance any such transactions; unanticipated costs or expenses that may be incurred related to product warranty issues; infringement of intellectual property by third parties, challenges to intellectual property, and claims of infringement on third party technologies; effects on earnings of any significant impairment of goodwill; losses from failures, breaches, attacks or disclosures involving information technology infrastructure and data; costs and unanticipated liabilities arising from rapidly evolving laws and regulations; and other factors that can be found in our filings with the Securities and Exchange Commission ("SEC"), including our most recent periodic reports filed on Form 10-K and Form 10-Q, which are available on our Investor Relations website. Forward-looking statements are given only as of the date of this communication and we disclaim any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Measures
(Unaudited)
(Dollars in Millions, Except per Share Data)

We prepare our financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered

“non-GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP.

In this release, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share, adjusted income from operations, adjusted operating margin, adjusted net sales, adjusted gross margin, pro forma adjusted gross margin, net debt, EBITDA, adjusted EBITDA, pro forma EBITDA, pro forma adjusted EBITDA, adjusted EBITDA (including synergies), interest coverage ratio, interest coverage ratio (including synergies), adjusted EBITDA margin, gross debt/adjusted EBITDA, net debt/adjusted EBITDA, net debt/adjusted EBITDA (including synergies),adjusted cash flows from operations, adjusted free cash flow, adjusted income before taxes, adjusted provision for income taxes, and adjusted effective tax rate. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations and adjusted operating margin to help us manage and evaluate our business and make operating decisions, while the other non-GAAP measures disclosed are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management. This release also includes non-GAAP forward-looking information. The Company believes that a quantitative reconciliation of this forward-looking information to the most comparable financial measure calculated and presented in accordance with GAAP cannot be made available without unreasonable efforts. A reconciliation of this non-GAAP financial measure would require the Company to predict the timing and likelihood of future restructurings and other charges. Neither these forward-looking measures, nor their probable significance, can be quantified with a reasonable degree of accuracy. Accordingly, a reconciliation of the most directly comparable forward-looking GAAP measure is not provided.

In addition to these non-GAAP measures, we use the term “organic sales growth” and "pro forma organic sales growth" to refer to the increase in our sales between periods that is attributable to organic sales. “Organic sales” refers to GAAP sales from existing operations excluding any sales from acquired businesses recorded prior to the first anniversary of the acquisition and excluding any sales from business divested/to be exited recorded prior to the first anniversary of the exit and excluding the impact of foreign currency translation. “Pro forma organic sales” refers to "organic sales" giving effect to the acquisition of Altra. The impact of foreign currency translation is determined by translating the respective period’s organic sales using the currency exchange rates that were in effect during the prior year periods.

The assumptions and related pro forma adjustments in the selected financial information presented within this release are consistent with those presented in the Company's Current Reports on Form 8-K filed on June 5, 2023 and September 8, 2023 giving effect to the acquisition of Altra and related transactions and are inclusive of the measurement period adjustments included in the Company's Annual Report on Form 10-K for the fiscal year ended December, 31 2023 on file with the SEC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)
Unaudited
(Dollars in Millions, Except per Share Data)

	Three Months Ended
	Mar 31, 2024	Mar 31, 2023
Net Sales	$1,547.7	$1,224.1
Cost of Sales	994.6	826.0
Gross Profit	553.1	398.1
Operating Expenses	397.7	329.2
Loss on Assets Held for Sale	21.5	—
Total Operating Expenses	419.2	329.2
Income from Operations	133.9	68.9
Interest Expense	105.4	95.4
Interest Income	(3.1)	(31.9)
Other Expense (Income), Net	0.3	(1.4)
Income before Taxes	31.3	6.8
Provision for Income Taxes	10.9	12.3
Net Income (Loss)	20.4	(5.5)
Less: Net Income Attributable to Noncontrolling Interests	0.6	0.4
Net Income (Loss) Attributable to Regal Rexnord Corporation	$19.8	$(5.9)
Earnings (Loss) Per Share Attributable to Regal Rexnord Corporation:
Basic	$0.30	$(0.09)
Assuming Dilution	$0.30	$(0.09)
Cash Dividends Declared Per Share	$0.35	$0.35
Weighted Average Number of Shares Outstanding:
Basic	66.4	66.2
Assuming Dilution	66.8	66.6

CONDENSED CONSOLIDATED BALANCE SHEETS
Unaudited
(Dollars in Millions)
	Mar 31, 2024	Dec 31, 2023
ASSETS
Current Assets:
Cash and Cash Equivalents	$465.3	$574.0
Trade Receivables, Less Allowances of $29.3 million and $30.3 million in 2024 and 2023, Respectively	828.1	921.6
Inventories	1,319.1	1,274.2
Prepaid Expenses and Other Current Assets	275.9	245.6
Assets Held for Sale	377.2	368.6
Total Current Assets	3,265.6	3,384.0
Net Property, Plant and Equipment	994.0	1,041.2
Operating Lease Assets	166.0	172.8
Goodwill	6,506.2	6,553.1
Intangible Assets, Net of Amortization	3,965.8	4,083.4
Deferred Income Tax Benefits	37.0	33.8
Other Noncurrent Assets	70.7	69.0
Noncurrent Assets Held for Sale	68.5	94.1
Total Assets	$15,073.8	$15,431.4

LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$566.1	$549.4
Dividends Payable	23.3	23.2
Accrued Compensation and Employee Benefits	154.0	198.7
Accrued Interest	92.6	85.1
Other Accrued Expenses	282.6	325.2
Current Operating Lease Liabilities	36.1	37.2
Current Maturities of Long-Term Debt	3.9	3.9
Liabilities Held for Sale	89.9	103.7
Total Current Liabilities	1,248.5	1,326.4
Long-Term Debt	6,242.0	6,377.0
Deferred Income Taxes	966.9	1,012.7
Pension and Other Post Retirement Benefits	114.7	120.4
Noncurrent Operating Lease Liabilities	129.4	132.2
Other Noncurrent Liabilities	76.9	77.2
Noncurrent Liabilities Held for Sale	19.9	20.4
Equity:
Regal Rexnord Corporation Shareholders' Equity:
Common Stock, $0.01 par value, 150.0 million Shares Authorized, 66.5 million and 66.3 million Shares Issued and Outstanding for 2024 and 2023, Respectively	0.7	0.7
Additional Paid-In Capital	4,647.2	4,646.2
Retained Earnings	1,976.3	1,979.8
Accumulated Other Comprehensive Loss	(369.7)	(282.4)
Total Regal Rexnord Corporation Shareholders' Equity	6,254.5	6,344.3
Noncontrolling Interests	21.0	20.8
Total Equity	6,275.5	6,365.1
Total Liabilities and Equity	$15,073.8	$15,431.4

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
Unaudited
(Dollars in Millions)
	Three Months Ended
	Mar 31, 2024	Mar 31, 2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)	$20.4	$(5.5)
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by Operating Activities (Net of Acquisitions and Divestitures):
Depreciation	41.5	30.2
Amortization	86.7	46.3
Loss on Assets Held for Sale	21.5	—
Noncash Lease Expense	11.3	7.7
Share-Based Compensation Expense	9.1	21.7
Financing Fee Expense	3.1	23.0
Benefit from Deferred Income Taxes	(30.4)	(10.2)
Other Non-Cash Changes	1.4	0.3
Change in Operating Assets and Liabilities, Net of Acquisitions and Divestitures
Receivables	47.7	31.7
Inventories	(47.8)	47.1
Accounts Payable	14.5	(18.3)
Other Assets and Liabilities	(95.9)	(67.8)
Net Cash Provided by Operating Activities	83.1	106.2
CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to Property, Plant and Equipment	(18.5)	(18.7)
Business Acquisitions, Net of Cash Acquired	—	(4,852.9)
Proceeds Received from Sales of Property, Plant and Equipment	1.0	6.1
Net Cash Used in Investing Activities	(17.5)	(4,865.5)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings Under Revolving Credit Facility	495.1	893.3
Repayments Under Revolving Credit Facility	(566.8)	(639.5)
Proceeds from Short-Term Borrowings	—	14.1
Repayments of Short-Term Borrowings	—	(15.9)
Proceeds from Long-Term Borrowings	—	5,532.9
Repayments of Long-Term Borrowings	(65.8)	(500.8)
Dividends Paid to Shareholders	(23.3)	(23.2)
Shares Surrendered for Taxes	(10.7)	(8.2)
Proceeds from the Exercise of Stock Options	3.5	0.9
Financing Fees Paid	—	(50.0)
Net Cash (Used in) Provided By Financing Activities	(168.0)	5,203.6
EFFECT OF EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	(10.5)	10.5
Net (Decrease) Increase in Cash and Cash Equivalents	(112.9)	454.8
Cash and Cash Equivalents at Beginning of Period	635.3	688.5
Cash and Cash Equivalents at End of Period (a)	$522.4	$1,143.3

(a)	The three months ended March 31, 2024 amount includes $57.1 Million cash and cash equivalents included in Assets Held for Sale.

SEGMENT INFORMATION
Unaudited
(Dollars in Millions)
	Three Months Ended
	Industrial Powertrain Solutions		Power Efficiency Solutions		Automation & Motion Control		Industrial Systems		Total Regal Rexnord
	Mar 31, 2024	Mar 31, 2023	Mar 31, 2024	Mar 31, 2023	Mar 31, 2024	Mar 31, 2023	Mar 31, 2024	Mar 31, 2023	Mar 31, 2024	Mar 31, 2023
Net Sales	$643.4	$414.4	$385.3	$469.5	$400.2	$203.2	$118.8	$137.0	$1,547.7	$1,224.1
Adjusted Net Sales	$643.4	$414.4	$385.3	$469.5	$400.2	$203.2	$118.8	$137.0	$1,547.7	$1,224.1

GAAP Operating Margin	12.8%	6.3%	7.4%	9.7%	10.0%	(2.6)%	(14.2)%	2.0%	8.7%	5.6%
Adjusted Operating Margin	14.3%	16.6%	9.7%	10.7%	10.4%	9.0%	7.7%	3.7%	11.7%	11.6%
Adjusted EBITDA Margin %	25.8%	29.3%	13.2%	13.7%	22.5%	23.0%	8.6%	6.7%	20.5%	19.7%

Components of Net Sales:
Organic Sales Growth	(3.4)%	1.3%	(17.8)%	(15.9)%	(1.5)%	11.7%	(12.6)%	8.0%	(9.6)%	(4.1)%
Acquisitions	58.7%	—%	—%	—%	98.1%	—%	—%	—%	36.1%	—%
Foreign Currency Impact	—%	(1.8)%	(0.1)%	(1.3)%	0.3%	(1.4)%	(0.7)%	(3.2)%	(0.1)%	(1.7)%

ADJUSTED DILUTED EARNINGS PER SHARE
Unaudited

	Three Months Ended
	Mar 31, 2024	Mar 31, 2023
GAAP Earnings (Loss) Per Share	$0.30	$(0.09)
Intangible Amortization	0.98	0.53
Restructuring and Related Costs (a)	0.19	0.07
Share-Based Compensation Expense (b)	0.11	0.31
Impairments and Exit Related Costs	0.01	—
Loss on Assets Held for Sale (c)	0.32	—
Gain on Sale of Assets	(0.01)	(0.01)
Transaction and Integration Related Costs (d)	0.09	1.31
Discrete Tax Items	0.01	0.10
Adjusted Diluted Earnings Per Share	$2.00	$2.22

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b)	Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.
(c)	The three months ended March 31, 2024 reflects the loss on assets held for sale of $21.5 million related to the sale of the industrial motors and generators businesses.
(d)	For 2024, primarily relates to (1) legal, professional service, and rebranding costs associated with the sale of the industrial motors and generators businesses and (2) legal, professional service and integration costs associated with the Altra Transaction. For 2023, primarily relates to (1) legal, professional service, severance, certain other employee compensation and financing costs and incremental net interest expense on new debt associated with the Altra Transaction and integration and (2) legal and professional service costs associated with the sale of the industrial motors and generators businesses.

2024 ADJUSTED ANNUAL GUIDANCE
Unaudited
	Minimum	Maximum
2024 GAAP Diluted EPS Annual Guidance	$3.97	$4.77
Intangible Amortization	4.00	4.00
Restructuring and Related Costs (a)	0.58	0.58
Share-Based Compensation Expense	0.51	0.51
Operating Lease Asset Step Up	0.01	0.01
Impairments and Exit Related Costs	0.01	0.01
Loss on Assets Held for Sale	0.32	0.32
Gain on Sale of Assets	(0.01)	(0.01)
Transaction and Integration Related Costs (b)	0.20	0.20
Discrete Tax Items	0.01	0.01
2024 Adjusted Diluted EPS Annual Guidance	$9.60	$10.40

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b)	Primarily relates to (1) legal, professional service and integration costs associated with the Altra Transaction and (2) legal, professional service, and rebranding costs associated with the sale of the industrial motors and generators businesses.

ADJUSTED EBITDA
Unaudited
(Dollars in Millions)
	Three Months Ended
	Industrial Powertrain Solutions		Power Efficiency Solutions		Automation & Motion Control		Industrial Systems		Total Regal Rexnord
	Mar 31, 2024	Mar 31, 2023	Mar 31, 2024	Mar 31, 2023	Mar 31, 2024	Mar 31, 2023	Mar 31, 2024	Mar 31, 2023	Mar 31, 2024	Mar 31, 2023
GAAP Income (Loss) from Operations	$82.1	$25.9	$28.5	$45.4	$40.2	$(5.2)	$(16.9)	$2.8	$133.9	$68.9
Restructuring and Related Costs (a)	4.9	0.8	8.3	4.7	2.0	0.5	2.0	0.2	17.2	6.2
Operating Lease Asset Step Up	0.3	—	—	—	—	—	—	—	0.3	—
Impairments and Exit Related Costs	0.2	—	0.2	—	0.1	—	—	—	0.5	—
Loss on Assets Held for Sale (b)	—	—	—	—	—	—	21.5	—	21.5	—
Gain on Sale of Assets	—	—	—	—	(0.8)	(0.6)	—	—	(0.8)	(0.6)
Transaction and Integration Related Costs (c)	4.4	42.0	0.5	—	0.3	23.5	2.6	2.1	7.8	67.6
Adjusted Income from Operations	$91.9	$68.7	$37.5	$50.1	$41.8	$18.2	$9.2	$5.1	$180.4	$142.1

Amortization	$50.0	$29.8	$2.1	$2.1	$34.4	$14.2	$0.2	$0.2	$86.7	$46.3
Depreciation	20.2	11.8	9.5	9.6	11.5	5.5	0.3	3.3	41.5	30.2
Share-Based Compensation Expense (d)	4.3	10.6	2.0	2.0	2.3	8.6	0.5	0.5	9.1	21.7
Other (Expense) Income, Net	(0.1)	0.5	(0.1)	0.6	(0.1)	0.2	—	0.1	(0.3)	1.4
Adjusted EBITDA	$166.3	$121.4	$51.0	$64.4	$89.9	$46.7	$10.2	$9.2	$317.4	$241.7

GAAP Operating Margin %	12.8%	6.3%	7.4%	9.7%	10.0%	(2.6)%	(14.2)%	2.0%	8.7%	5.6%
Adjusted Operating Margin %	14.3%	16.6%	9.7%	10.7%	10.4%	9.0%	7.7%	3.7%	11.7%	11.6%
Adjusted EBITDA Margin %	25.8%	29.3%	13.2%	13.7%	22.5%	23.0%	8.6%	6.7%	20.5%	19.7%

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b)	The three months ended March 31, 2024 reflects the loss on assets held for sale of $21.5 million related to the sale of the industrial motors and generators businesses.
(c)	Primarily relates to (1) legal, professional service and integration costs associated with the Altra Transaction and (2) legal, professional service, and rebranding costs associated with the sale of the industrial motors and generators businesses.
(d)	Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.

NET INCOME TO ADJUSTED EBITDA
Unaudited
(Dollars in Millions)

	Three Months Ended
	Mar 31, 2024	Mar 31, 2023
Net Income (Loss)	$20.4	$(5.5)
Plus: Income Taxes	10.9	12.3
Plus: Interest Expense	105.4	95.4
Less: Interest Income	(3.1)	(31.9)
Plus: Depreciation	41.5	30.2
Plus: Amortization	86.7	46.3
EBITDA	261.8	146.8
Plus: Restructuring and Related Costs (a)	17.2	6.2
Plus: Share-Based Compensation Expense (b)	9.1	21.7
Plus: Operating Lease Asset Step Up	0.3	—
Plus: Impairments and Exit Related Costs	0.5	—
Plus: Loss on Assets Held for Sale (c)	21.5	—
Less: Gain on Sale of Assets	(0.8)	(0.6)
Plus: Transaction and Integration Related Costs (d)	7.8	67.6
Adjusted EBITDA	$317.4	$241.7

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b)	Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.
(c)	The three months ended March 31, 2024 reflects the loss on assets held for sale of $21.5 million related to the sale of the industrial motors and generators businesses.
(d)	For 2024, primarily relates to (1) legal, professional service, and rebranding costs associated with the sale of the industrial motors and generators businesses and (2) legal, professional service and integration costs associated with the Altra Transaction. For 2023, primarily relates to (1) legal, professional service, and certain other employee compensation costs associated with the Altra Transaction and integration and (2) legal and professional service costs associated with the sale of the industrial motors and generators businesses.

DEBT TO EBITDA
Unaudited
(Dollars in Millions)	Last Twelve Months
Mar 31, 2024
Net Loss	$(28.4)
Plus: Income Taxes	51.3
Plus: Interest Expense	441.0
Less: Interest Income	(14.8)
Plus: Depreciation	177.0
Plus: Amortization	348.2
EBITDA	$974.3
Plus: Restructuring and Related Costs (a)	95.4
Plus: Share-Based Compensation Expense	45.6
Plus: Inventory and Operating Lease Asset Step Up	54.8
Plus: Impairments and Exit Related Costs	10.1
Plus: Loss on Assets Held for Sale (b)	109.2
Plus: Goodwill Impairment	57.3
Less: Gain on Sale of Assets	(0.8)
Plus: Transaction and Integration Related Costs (c)	36.9
Adjusted EBITDA*(d)	$1,382.8

Current Maturities of Long-Term Debt	$3.9
Long-Term Debt	6,242.0
Total Gross Debt	$6,245.9
Cash (e)	(522.4)
Net Debt	$5,723.5

Gross Debt/Adjusted EBITDA	4.52

Net Debt/Adjusted EBITDA (d)	4.14

Interest Coverage Ratio (d)	3.24

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes $19.3 Million of accelerated depreciation.
(b)	Reflects the loss on assets held for sale of $109.2 million related to the sale of the industrial motors and generators businesses.
(c)	Primarily relates to (1) legal, professional service, and certain other employee compensation costs associated with the Altra Transaction and integration and (2) legal, professional service, and rebranding costs associated with the sale of the industrial motors and generators businesses.
(d)	Synergies expected to be realized in the future are included in the calculation of EBITDA that serves as the basis for financial covenant compliance for certain of the Company's debt. The Company expects to realize synergies of $115 million within 18 months. The impact of the synergies is as follows:

	Adjusted EBITDA	$1,382.8
	Altra Synergies to be Realized Within 24 months	115.0
	Adjusted EBITDA (including synergies)	$1,497.8

	Net Debt/Adjusted EBITDA (including synergies)	3.82

	Interest Expense	$441.0
	Interest Income	(14.8)
	Net Interest Expense	$426.2

	Interest Coverage Ratio(1)	3.24
	Interest Coverage Ratio (including synergies)(2)	3.51

	(1) Computed as Adjusted EBITDA/Net Interest Expense
	(2) Computed as Adjusted EBITDA (including synergies)/Net Interest Expense

(e)	This amount includes $57.1 Million cash and cash equivalents included in Assets Held for Sale.

ADJUSTED FREE CASH FLOW
Unaudited
(Dollars in Millions)
	Three Months Ended
	Mar 31, 2024	Mar 31, 2023
Net Cash Provided by Operating Activities	$83.1	$106.2
Payments for Certain Acquisition Costs (Net of Tax of $11.4 Million in 2023) (a)	—	86.9
Adjusted Cash Flows from Operations	83.1	193.1
Additions to Property Plant and Equipment	(18.5)	(18.7)
Adjusted Free Cash Flow	$64.6	$174.4

(a)	Reflects the payment of Regal Rexnord's and Altra's advisor success fees.

ADJUSTED EFFECTIVE TAX RATE
Unaudited
(Dollars in Millions)	Three Months Ended
	Mar 31, 2024	Mar 31, 2023
Income before Taxes	$31.3	$6.8
Provision for Income Taxes	10.9	12.3
Effective Tax Rate	34.8%	180.9%

Income before Taxes	$31.3	$6.8
Intangible Amortization	86.7	46.3
Restructuring and Related Costs (a)	17.2	6.2
Share-Based Compensation Expense (b)	9.1	21.7
Operating Lease Asset Step Up	0.3	—
Impairments and Exit Related Costs	0.5	—
Loss on Assets Held for Sale (c)	21.5	—
Gain on Sale of Assets	(0.8)	—
Transaction and Integration Related Costs (d)	7.8	105.8
Adjusted Income before Taxes*	$173.6	$186.2

Provision for Income Taxes	$10.9	$12.3
Tax Effect of Intangible Amortization	21.0	11.4
Tax Effect of Restructuring and Related Costs	4.1	1.6
Tax Effect of Share-Based Compensation Expense	2.1	1.2
Tax Effect of Operating Lease Asset Step Up	0.1	—
Tax Effect of Impairments and Exit Related Costs	0.1	—
Tax Effect of Gain on Sale of Assets	(0.1)	(0.1)
Tax Effect of Transaction and Integration Related Costs	1.9	18.3
Discrete Tax Items	(0.6)	(6.5)
Adjusted Provision for Income Taxes*	$39.5	$38.2

Adjusted Effective Tax Rate*	22.8%	20.5%

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b)	Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.
(c)	The three months ended March 31, 2024 reflects the loss on assets held for sale of $21.5 million related to the sale of the industrial motors and generators businesses.
(d)	For 2024, primarily relates to (1) legal, professional service, and rebranding costs associated with the sale of the industrial motors and generators businesses and (2) legal, professional service and integration costs associated with the Altra Transaction. For 2023, primarily relates to (1) legal, professional service, severance, certain other employee compensation and financing costs and incremental net interest expense on new debt associated with the Altra Transaction and integration and (2) legal and professional service costs associated with the sale of the industrial motors and generators businesses.

ORGANIC SALES GROWTH
Unaudited
(Dollars in Millions)
	Three Months Ended
	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Net Sales Three Months Ended Mar 31, 2024	$643.4	$385.3	$400.2	$118.8	$1,547.7
Net Sales from Businesses Acquired	(243.2)	—	(199.3)	—	(442.5)
Impact from Foreign Currency Exchange Rates	0.1	0.7	(0.8)	0.9	0.9
Organic Sales Three Months Ended Mar 31, 2024	$400.3	$386.0	$200.1	$119.7	$1,106.1

Net Sales Three Months Ended Mar 31, 2023	$414.4	$469.5	$203.2	$137.0	$1,224.1
Adjusted Net Sales Three Months Ended Mar 31, 2023	$414.4	$469.5	$203.2	$137.0	$1,224.1

Three Months Ended Mar 31, 2024 Organic Sales Growth %	(3.4)%	(17.8)%	(1.5)%	(12.6)%	(9.6)%
Three Months Ended Mar 31, 2024 Net Sales Growth %	55.3%	(17.9)%	96.9%	(13.3)%	26.4%

PRO FORMA ORGANIC SALES GROWTH (INCLUDING ALTRA)
Unaudited
(Dollars in Millions)
	Three Months Ended
	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Net Sales Three Months Ended Mar 31, 2024	$643.4	$385.3	$400.2	$118.8	$1,547.7
Impact from Foreign Currency Exchange Rates	(0.9)	0.7	0.8	0.9	1.5
Pro Forma Organic Sales Three Months Ended Mar 31, 2024	$642.5	$386.0	$401.0	$119.7	$1,549.2

Net Sales Three Months Ended Mar 31, 2023	$414.4	$469.5	$203.2	$137.0	$1,224.1
Net Sales from Businesses Acquired	234.5	—	216.6	—	451.1
Pro Forma Adjusted Net Sales Three Months Ended Mar 31, 2023	$648.9	$469.5	$419.8	$137.0	$1,675.2

Three Months Ended Mar 31, 2024 Pro Forma Organic Sales Growth %	(1.0)%	(17.8)%	(4.5)%	(12.6)%	(7.5)%
Three Months Ended Mar 31, 2024 Pro Forma Net Sales Growth %	(0.8)%	(17.9)%	(4.7)%	(13.3)%	(7.6)%

ADJUSTED GROSS MARGIN
Unaudited
(Dollars in Millions)	Three Months Ended
	March 31, 2024
	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Net Sales	$643.4	$385.3	$400.2	$118.8	$1,547.7

Gross Margin	$264.8	$99.3	$159.9	$29.1	$553.1
Restructuring and Related Costs (a)	2.2	7.3	0.6	1.6	11.7
Operating Lease Asset Step Up	0.3	—	—	—	0.3
Adjusted Gross Margin	$267.3	$106.6	$160.5	$30.7	$565.1

Gross Margin %	41.2%	25.8%	40.0%	24.5%	35.7%
Adjusted Gross Margin %	41.5%	27.7%	40.1%	25.8%	36.5%

(a)	Relates to costs associated with actions taken for facility consolidations and site closures, product line exits and other asset charges.

PRO FORMA ADJUSTED GROSS MARGIN
Unaudited
(Dollars in Millions)
Three Months Ended
March 31, 2023
Pro Forma Net Sales	$1,675.2

Pro Forma Gross Margin	$554.9
Pro Forma Restructuring and Related Costs (a)	6.8
Pro Forma Adjusted Gross Margin	$561.7

Pro Forma Gross Margin %	33.1%
Pro Forma Adjusted Gross Margin %	33.5%

(a)	Relates to costs associated with actions taken for facility consolidations and site closures, product line exits and other asset charges.

PRO FORMA ADJUSTED GROSS MARGIN
Unaudited
(Dollars in Millions)

The following pro forma adjusted gross margin has been prepared in accordance with Article 11 of Regulation S-X in order to give effect to the Altra Transaction as if it had occurred on January 2, 2022, the first day of Regal Rexnord’s fiscal year 2022.

	Regal Rexnord Three Months Ended March 31, 2023	Altra January 1, 2023 to March 27, 2023	Transaction Accounting Adjustment - Altra Transaction(2)	Pro forma Combined
Gross Margin	398.1	162.2	(5.4)	554.9
Restructuring and Related Costs(1)	5.6	1.2	—	6.8
Adjusted Gross Margin	403.7	163.4	(5.4)	561.7

(1) Represents restructuring and related costs in Cost of Sales.
(2) Represents incremental depreciation expense relating to the step-up in fair value of Property, Plant and Equipment in Cost of Sales.

PRO FORMA NET INCOME TO ADJUSTED EBITDA
Unaudited
(Dollars in Millions)

Three Months Ended
Mar 31, 2023
Pro Forma Net Sales	$1,675.2
Pro Forma Adjusted Net Sales	$1,675.2

Pro Forma Net Loss	$(37.6)
Plus: Income Taxes	4.5
Plus: Interest Expense	127.7
Less: Interest Income	(2.7)
Plus: Depreciation	46.0
Plus: Amortization	87.1
Pro Forma EBITDA	225.0
Plus: Restructuring and Related Costs	7.6
Plus: Share-Based Compensation Expense	25.3
Plus: Loss on Assets Held for Sale and Gain on Sale of Assets	(0.6)
Plus: Transaction and Integration Related Costs	69.8
Pro Forma Adjusted EBITDA	$327.1

Pro Forma Adjusted EBITDA Margin %	19.5%

PRO FORMA NET LOSS
Unaudited
(Dollars in Millions)

The following pro forma net (loss) income has been prepared in accordance with Article 11 of Regulation S-X in order to give effect to the Altra Transaction and related debt financing as if they had occurred on January 2, 2022, the first day of Regal Rexnord’s fiscal year 2022.

	Regal Rexnord Three Months Ended March 31, 2023	Altra January 1, 2023 to March 27, 2023	Transaction Accounting Adjustments - Altra Transaction (Note 1)	Transaction Accounting Adjustments - Debt Financing (Note 2)	Pro forma Combined
Net (Loss) Income	(5.5)	31.4	(12.0)	(51.5)	(37.6)

Note 1 - Pro forma Transaction Accounting Adjustments - Altra Transaction
Property, Plant and Equipment Depreciation Step Up(1)			$(6.7)
Incremental Charge in Amortization of Intangible Assets(2)			(28.0)
Removal of Historical Altra Interest Expense(3)			15.3
Tax Impact			7.4
			(12.0)

(1) Adjustment for incremental depreciation expense relating to the estimated preliminary step-up in fair value of Property, Plant and Equipment
(2) Adjustment for incremental amortization expense relating to the estimated preliminary fair value of intangible assets recognized in the Altra Transaction
(3) Adjustment to remove interest expense related to the Altra debt that was settled in connection with the Altra Transaction

Note 2 - Pro forma Transaction Accounting Adjustments - Debt Financing
New Interest Expense on Debt Financing(4)				$(31.8)
Removal of Interest Income(5)				(29.4)
Tax Impact				9.7
				(51.5)

(4) Adjustment to recognize interest expense on the new debt related to the Altra Transaction
(5) Adjustment to remove interest income associated with income earned on the investment of the proceeds of the debt financing prior to the close of the Altra Transaction during the three months ended March 31, 2023